UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 23, 1998

                       SHARED TECHNOLOGIES FAIRCHILD INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

  0-17366                                                   87-0424558
(Commission                                                (IRS Employer
File Number)                                              Identification No.)

100 Great Meadow Road, Suite 104,
Wethersfield, Connecticut                                       06109
(Address of principal executive offices)                     (Zip Code)
           Registrant's telephone number, including area code
                               (860) 258-2400

                                      N.A.
          (Former name or former address, if changed since last report)

Item 4.  Other Events


     On January 23, 1998, Shared Technologies Fairchild Inc. (the "Company") changed independent accountants from Arthur Andersen LLP to Ernst & Young, LLP as the Company's independent accountant. The change in independent accountants was approved by the Company's Board of Directors. The change of independent accountants is related to the acquisition of the Company by Intermedia Communications, Inc. Intermedia Communications Inc.'s current independent accountant is Ernst & Young, LLP.

     Arthur Andersen LLP's reports on the financial statements for the most recent fiscal year did not contain an adverse opinion, disclaimer of opinion, qualification, or modification as to uncertainty, audit scope, or accounting principles. Furthermore, during the most recent fiscal year and the interim period subsequent to January 23, 1998, (i) there has not been any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with its report and (ii) the Company has not consulted Ernst & Young, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

     The Company has requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated January 23, 1998, is filed as
Exhibit 16.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits


     (c) Exhibits. The following is a list of the Exhibits attached hereto.

Exhibit No. 16.1     Letter dated January 23, 1998 from Arthur Andersen LLP
                     addressed to the Securities and Exchange Commission.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 1998


                                  SHARED TECHNOLOGIES
                                    FAIRCHILD INC.


                                   By:/s/  Vincent DiVincenzo
                                      -------------------------------
                                      Name: Vincent DiVincenzo
                                      Title: Senior Vice President
                                             Administration and Finance

                                  Exhibit Index

Exhibit No.   Description

(16.1) Letter dated January 23, 1998 from Arthur Andersen LLP addressed to the Securities and Exchange Commission.